UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

SEPTEMBER 30, 2007

Legg Mason Partners Small Cap Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Small Cap Value Fund

Annual Report  •  September 30, 2007

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth. Under normal conditions, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in common stock and other equity securities of small-cap U.S. companies or in other investments with similar characteristics.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy produced mixed results during the 12-month reporting period ended September 30, 2007. After expanding 2.1% in the fourth quarter of 2006, U.S. gross domestic product (“GDP”)i growth was a tepid 0.6% in the first quarter of 2007, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. Given the modest increase earlier in the year, this higher growth rate was not unexpected. The advance estimate for third quarter GDP growth was 3.9%.

Late in the reporting period, the U.S. fixed-income markets were extremely volatile, which negatively impacted market liquidity conditions. Initially, the concern on the part of market participants was limited to the subprime segment of the mortgage-backed market. These concerns broadened, however, to include a wider range of financial institutions and markets. As a result, domestic and international equity markets experienced heightened volatility at the end of the fiscal year.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate—the rate the Fed uses for loans it makes directly to banks—from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the federal funds rateiii from 5.25% to 4.75% and the discount rate to 5.25%. This marked the first reduction in the federal funds rate since June 2003. In its statement accompanying the September meeting, the Fed stated: “Economic growth was moderate during the first half of the year, but the tightening of credit conditions has the

Legg Mason Partners Small Cap Value Fund         I

potential to intensify the housing correction and to restrain economic growth more generally. Today’s action is intended to help forestall some of the adverse effects on the broader economy that might otherwise arise from the disruptions in financial markets and to promote moderate growth over time.”

At the end of October 2007, after the reporting period concluded, the Fed again cut rates, reducing the federal funds rate from 4.75% to 4.50%.

Despite periods of extreme volatility at the end of the fiscal year, overall, the U.S. stock market produced strong results during the 12-month reporting period. After rising in seven of the first eight months of the period, the market reversed course in June and July 2007. Earlier in the fiscal year, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied in late August 2007, as the Fed lowered the discount rate and indicated that it had not ruled out reducing the federal funds rate. The market’s ascent continued in September following the Fed’s aggressive interest rate cut. All told, the S&P 500 Indexiv returned 16.43% during the 12 months ended September 30, 2007.

Looking at the U.S. stock market more closely, mid-cap stocks outperformed their large- and small-cap counterparts, as the Russell Midcapv, Russell 1000vi and Russell 2000vii Indexes returned 17.87%, 16.90% and 12.34%, respectively, during the fiscal year. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 19.31% and 13.73%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state

II         Legg Mason Partners Small Cap Value Fund

regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 2, 2007

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason Partners Small Cap Value Fund         III

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a 6-7 year bull market for small cap stocks, we believed that small cap valuations, on average, were expensive and that this was particularly true for the smallest caps that dominated performance last year. In our opinion, the market was underestimating the risk in subprime mortgages and related debt instruments. As a result, we felt credit spreads would widen and this would lead to increased volatility in the small cap market and a “flight to quality.” As these issues unfolded, our focus was on higher quality companies that generated significant free cash flow and a bias towards larger small caps which represent, in our opinion, the most attractive valuations. We also positioned the portfolio to avoid subprime issues, and overweighted those sectors that historically benefited from the Federal Reserve Board (“Fed”)i cutting interest rates, all of which have contributed to significant outperformance during the fiscal year.

In anticipation of the Fed cutting interest rates, we moved the portfolio to an overweighted position in Technology and Industrials, which historically have outperformed when the federal funds rateii is lowered. As we expected the excesses of subprime lending to take some time to work through the economy and for volatility to remain high, we kept our conservative focus on holdings that represented better valuations and higher quality than the benchmark. We also focused on larger small cap companies to help avoid the less attractive valuations and higher risk profiles of micro-cap stocks. Given our continued concerns of the subprime market, we retained an underweighted position in the Financials sector, in particular regional banks.

In our opinion, the outperformance of small stocks relative to large stocks over the last 6-7 years has eliminated the valuation gap that existed between capitalizations and has left most small-cap stocks trading at a premium. That said, we continued to find select small cap stocks that we believed to be attractively valued in the current economic environment and generally produced competitive small cap returns through a strict focus on value.

Performance Review

For the 12 months ended September 30, 2007, Class A shares of Legg Mason Partners Small Cap Value Fund, excluding sales charges, returned 12.36%. These shares outperformed the Lipper Small Cap Value Funds Category Average1 which increased 9.77% over the same period. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexiii, returned 6.09% for the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 876 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         1

Performance Snapshot as of September 30, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months
Small Cap Value Fund — Class A Shares	2.75%	12.36%

Russell 2000 Value Index	-4.10%	6.09%

Lipper Small Cap Value Funds Category Average[1]	-1.65%	9.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 2.35%, Class C shares returned 2.35% and Class I shares returned 2.92% over the six months ended September 30, 2007. Excluding sales charges, Class B shares returned 11.48%, Class C shares returned 11.42% and Class I shares returned 12.77% over the 12 months ended September 30, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)
As of the Fund’s most current prospectus dated April 16, 2007, the gross total operating expenses for Class A, Class B, Class C and Class I shares were 1.15%, 1.89%, 2.01% and 0.79%, respectively.

Q. What were the most significant factors affecting Fund performance?

A. Industrials (+5.33% contribution to total return), Information Technology (+3.75%) and Energy (+2.80%) were the sectors making the largest absolute contributions to performance, while the Financials (-1.34%) sector was the only negative contributor. On an attribution basis relative to the Fund’s benchmark weightings, Industrials, Information Technology and Energy remained the top contributors. The Fund’s underweighted position in Materials made it the largest detractor to relative performance.

Industrials and Information Technology continued to benefit from a strong capital expenditure cycle, and Energy benefited from the price of oil rising from $60/Bbl to $80/Bbl during the fiscal year. While the Financials were a negative contributor on an absolute basis (-1.34%), the Fund’s underweighted position in regional banks and REITs led to outperformance (+0.28%), relative to the benchmark. Our concerns with this sector are driven by the excesses in subprime lending and real estate valuations in general. As to the Fund’s underweighted position in Materials, we remain concerned about the speculative pricing in most metals markets.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 300 funds for the six-month period and among the 284 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

2         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

What were the leading contributors to performance?

A. Over the 12 months ending September 30, 2007, the leading contributing stocks included National-Oilwell Varco Inc. (+1.39% contribution to the Fund’s return), Cooper Tire & Rubber Co. (+1.12%), Perini Corp. (+0.74%), Verigy Ltd. (+0.62%) and Denbury Resources Inc. (+0.59%).

What were the leading detractors from performance?

A. Detractors from performance included stock holdings in Furniture Brands International Inc. (-0.54% contribution to the Fund’s return), Timberland Co. Class A Shares (-0.40%), Central Garden & Pet Co. Class A Shares (-0.38%), West Marine Inc. (-0.37%) and Midwest Banc Holdings Inc. (-0.35%).

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during this reporting period.

Thank you for your investment in Legg Mason Partners Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Portfolio Manager

ClearBridge Advisors, LLC

October 16, 2007

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2007 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: National-Oilwell Varco Inc. (2.1%), Lawson Software Inc. (1.6%), XTO Energy Inc. (1.6%), Allied World Assurance Holdings Ltd. (1.5%), Kirby Corp. (1.5%), AptarGroup Inc. (1.4%), Del Monte Foods Co. (1.4%), HEICO Corp., Class A Shares (1.4%), Fairchild Semiconductor International Inc. (1.3%) and Kennametal Inc. (1.3%).

Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2007 were: Industrials (24.1%), Financials (21.1%), Information Technology (19.7%), Consumer Discretionary (13.8%) and Health Care (6.1%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies may involve a higher degree of risk and volatility than stocks of large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

4         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2007 and held for the six months ended September 30, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(3)	Expenses Paid During the Period(4)
Class A	2.75%	$1,000.00	$1,027.50	1.22%	$6.20

Class B	2.35	1,000.00	1,023.50	1.96	9.94

Class C	2.35	1,000.00	1,023.50	2.03	10.30

Class I(5)	2.92	1,000.00	1,029.20	0.78	3.97

(1)	For the six months ended September 30, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,018.95	1.22%	$6.17

Class B	5.00	1,000.00	1,015.24	1.96	9.90

Class C	5.00	1,000.00	1,014.89	2.03	10.25

Class I(4)	5.00	1,000.00	1,021.16	0.78	3.95

(1)	For the six months ended September 30, 2007.

(2)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

(4)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class I(3)
Twelve Months Ended 9/30/07	12.36%	11.48%	11.42%	12.77%

Five Years Ended 9/30/07	16.88	16.01	15.94	N/A

Inception* through 9/30/07	14.19	13.33	13.29	18.92

	With Sales Charges(4)
	Class A(5)	Class B	Class C	Class I(3)
Twelve Months Ended 9/30/07	5.90%	6.48%	10.42%	12.77%

Five Years Ended 9/30/07	15.51	15.90	15.94	N/A

Inception* through 9/30/07	13.40	13.33	13.29	18.92

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 9/30/07)	212.65%

Class B (Inception* through 9/30/07)	192.97

Class C (Inception* through 9/30/07)	192.13

Class I (Inception* through 9/30/07)	116.74

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B and C Shares.

(3)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(4)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(5)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 26, 1999. Inception date for Class I shares is April 14, 2003.

8         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Small Cap Value Fund vs. Russell 2000 Value Index† (February 26, 1999 — September 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares at inception on February 26, 1999, assuming reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2007. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         9

Schedule of Investments (September 30, 2007)

LEGG MASON PARTNERS SMALL CAP VALUE FUND

Shares	Security	Value

COMMON STOCKS — 99.0%
CONSUMER DISCRETIONARY — 13.8%
Auto Components — 2.7%
279,800	Cooper Tire & Rubber Co.	$6,827,120
161,447	Sauer-Danfoss Inc.	4,307,406
200,310	Superior Industries International Inc.	4,344,724

	Total Auto Components	15,479,250

Diversified Consumer Services — 0.9%
116,198	Steiner Leisure Ltd.*	5,042,993

Hotels, Restaurants & Leisure — 1.5%
401,530	O’Charleys Inc.	6,087,195
125,600	Ruby Tuesday Inc.	2,303,504

	Total Hotels, Restaurants & Leisure	8,390,699

Household Durables — 2.7%
442,313	Furniture Brands International Inc.	4,485,054
92,953	Snap-on Inc.	4,604,891
211,800	Tupperware Brands Corp.	6,669,582

	Total Household Durables	15,759,527

Leisure Equipment & Products — 0.7%
254,100	Callaway Golf Co.	4,068,141

Multiline Retail — 0.6%
154,484	Dillard’s Inc., Class A Shares	3,372,386

Specialty Retail — 3.9%
148,146	Buckle Inc.	5,620,659
247,614	Cato Corp., Class A Shares	5,061,230
155,046	DEB Shops Inc.	4,169,187
164,300	Lithia Motors Inc., Class A Shares	2,802,958
426,620	West Marine Inc.*	4,927,461

	Total Specialty Retail	22,581,495

Textiles, Apparel & Luxury Goods — 0.8%
243,577	Timberland Co., Class A Shares*	4,618,220

	TOTAL CONSUMER DISCRETIONARY	79,312,711

CONSUMER STAPLES — 4.4%
Food & Staples Retailing — 1.6%
234,200	Casey’s General Stores Inc.	6,487,340
68,350	Weis Markets Inc.	2,917,862

	Total Food & Staples Retailing	9,405,202

Food Products — 2.0%
773,095	Del Monte Foods Co.	8,117,497
112,400	Smithfield Foods Inc.*	3,540,600

	Total Food Products	11,658,097

See Notes to Financial Statements.

10         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value

Household Products — 0.8%
505,220	Central Garden and Pet Co., Class A Shares*	$4,536,876

	TOTAL CONSUMER STAPLES	25,600,175

ENERGY — 5.7%
Energy Equipment & Services — 3.3%
407,400	ION Geophysical Corp.*	5,634,342
82,795	National-Oilwell Varco Inc.*	11,963,878
68,073	Superior Well Services Inc.*	1,547,299

	Total Energy Equipment & Services	19,145,519

Oil, Gas & Consumable Fuels — 2.4%
100,626	Denbury Resources Inc.*	4,496,976
144,658	XTO Energy Inc.	8,945,650

	Total Oil, Gas & Consumable Fuels	13,442,626

	TOTAL ENERGY	32,588,145

FINANCIALS — 21.1%
Capital Markets — 0.8%
65,359	State Street Corp.	4,454,869

Commercial Banks — 9.0%
89,329	Capital Corp. of the West	1,645,440
376,875	Cascade Financial Corp.	5,777,494
216,978	Central Pacific Financial Corp.	6,335,758
156,391	City Bank	4,491,550
47,100	City National Corp.	3,273,921
95,828	Cullen/Frost Bankers Inc.	4,802,899
408,451	First Security Group Inc.	4,084,510
68,509	IBERIABANK Corp.	3,606,999
223,927	Midwest Banc Holdings Inc.	3,307,402
58,030	PAB Bankshares Inc.	961,557
37,300	Tompkins Trustco Inc.	1,480,810
334,700	UCBH Holdings Inc.	5,850,556
308,095	Umpqua Holdings Corp.	6,164,981

	Total Commercial Banks	51,783,877

Diversified Financial Services — 1.6%
142,896	Financial Federal Corp.	4,002,517
103,384	Portfolio Recovery Associates Inc.	5,486,589

	Total Diversified Financial Services	9,489,106

Insurance — 3.6%
169,090	Allied World Assurance Holdings Ltd.	8,777,462
244,361	CNA Surety Corp.*	4,308,084
57,780	EMC Insurance Group Inc.	1,501,702
311,310	Meadowbrook Insurance Group, Inc.*	2,804,903
64,105	Midland Co.	3,523,211

	Total Insurance	20,915,362

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         11

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value

Real Estate Investment Trusts (REITs) — 5.1%
99,643	American Land Lease Inc.	$2,238,978
233,600	BioMed Realty Trust Inc.	5,629,760
167,167	Cousins Properties Inc.	4,908,023
69,896	Duke Realty Corp.	2,363,184
136,324	LaSalle Hotel Properties	5,736,514
62,142	Liberty Property Trust	2,498,730
116,900	Mid-America Apartment Communities Inc.	5,827,465

	Total Real Estate Investment Trusts (REITs)	29,202,654

Thrifts & Mortgage Finance — 1.0%
171,380	PMI Group Inc.	5,604,126

	TOTAL FINANCIALS	121,449,994

HEALTH CARE — 6.1%
Biotechnology — 1.2%
82,992	iShares Nasdaq Biotechnology Index Fund	6,888,336

Health Care Equipment & Supplies — 0.7%
250,663	National Dentex Corp.*	4,006,848

Health Care Providers & Services — 2.9%
59,867	Apria Healthcare Group Inc.*	1,557,140
260,421	Cross Country Healthcare Inc.*	4,549,555
159,170	LifePoint Hospitals Inc.*	4,776,692
26,800	Pediatrix Medical Group Inc.*	1,753,256
243,720	RehabCare Group Inc.*	4,287,035

	Total Health Care Providers & Services	16,923,678

Life Sciences Tools & Services — 0.4%
193,000	Enzo Biochem Inc.*	2,190,550

Pharmaceuticals — 0.9%
403,619	Bentley Pharmaceuticals Inc.*	5,037,165

	TOTAL HEALTH CARE	35,046,577

INDUSTRIALS — 24.1%
Aerospace & Defense — 3.6%
133,046	DRS Technologies Inc.	7,333,495
197,648	HEICO Corp., Class A Shares	7,807,096
159,609	Limco-Piedmont Inc.*	2,118,011
159,094	Orbital Sciences Corp.*	3,538,251

	Total Aerospace & Defense	20,796,853

Air Freight & Logistics — 0.4%
127,020	Pacer International Inc.	2,419,731

See Notes to Financial Statements.

12         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value

Airlines — 1.3%
517,200	AirTran Holdings Inc.*	$5,089,248
93,400	SkyWest Inc.	2,350,878

	Total Airlines	7,440,126

Building Products — 3.5%
332,892	Gibraltar Industries Inc.	6,158,502
265,090	Goodman Global Inc.*	6,330,349
283,876	Patrick Industries Inc.*	3,355,414
138,800	Simpson Manufacturing Co. Inc.	4,420,780

	Total Building Products	20,265,045

Commercial Services & Supplies — 2.4%
232,296	Labor Ready Inc.*	4,299,799
70,091	United Stationers Inc.*	3,891,453
124,745	Watson Wyatt Worldwide Inc., Class A Shares	5,606,040

	Total Commercial Services & Supplies	13,797,292

Construction & Engineering — 1.8%
144,792	EMCOR Group Inc.*	4,540,677
98,580	Perini Corp.*	5,513,580

	Total Construction & Engineering	10,054,257

Electrical Equipment — 1.8%
63,200	Hubbell Inc., Class B Shares	3,609,984
139,000	Regal-Beloit Corp.	6,656,710

	Total Electrical Equipment	10,266,694

Machinery — 7.8%
176,066	Albany International Corp., Class A Shares	6,600,714
170,931	IDEX Corp.	6,220,179
137,289	Kaydon Corp.	7,137,655
91,388	Kennametal Inc.	7,674,764
86,440	Mueller Industries Inc.	3,123,942
198,380	RBC Bearings Inc.*	7,607,873
180,638	Wabtec Corp.	6,766,700

	Total Machinery	45,131,827

Marine — 1.5%
191,810	Kirby Corp.*	8,466,493

	TOTAL INDUSTRIALS	138,638,318

INFORMATION TECHNOLOGY — 19.7%
Communications Equipment — 4.6%
52,381	Bel Fuse Inc., Class B Shares	1,815,526
122,632	Black Box Corp.	5,243,744
225,230	Digi International Inc.*	3,207,275
64,000	Dycom Industries Inc.*	1,960,320

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         13

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value

Communications Equipment — 4.6% (continued)
389,000	Foundry Networks Inc.*	$6,912,530
251,300	Plantronics Inc.	7,174,615

	Total Communications Equipment	26,314,010

Computers & Peripherals — 0.3%
82,947	Rimage Corp.*	1,861,331

Electronic Equipment & Instruments — 1.0%
216,799	Tektronix Inc.	6,014,004

IT Services — 1.8%
263,261	MedQuist Inc.*	3,093,317
424,437	Perot Systems Corp., Class A Shares*	7,177,229

	Total IT Services	10,270,546

Semiconductors & Semiconductor Equipment — 7.6%
106,132	Cabot Microelectronics Corp.*	4,537,143
778,240	Entegris Inc.*	6,755,123
412,640	Exar Corp.*	5,389,079
413,400	Fairchild Semiconductor International Inc.*	7,722,312
860,890	Kulicke & Soffa Industries Inc.*	7,300,347
244,600	OmniVision Technologies Inc.*	5,559,758
268,900	Verigy Ltd.*	6,644,519

	Total Semiconductors & Semiconductor Equipment	43,908,281

Software — 4.4%
340,953	EPIQ Systems Inc.*	6,416,736
943,600	Lawson Software Inc.*	9,445,436
180,982	McAfee Inc.*	6,310,842
128,600	Sybase Inc.*	2,974,518

	Total Software	25,147,532

	TOTAL INFORMATION TECHNOLOGY	113,515,704

MATERIALS — 2.7%
Construction Materials — 0.9%
77,700	Florida Rock Industries Inc.	4,855,473

Containers & Packaging — 1.4%
215,162	AptarGroup Inc.	8,148,185

Metals & Mining — 0.4%
75,800	Meridian Gold Inc.*	2,508,980

	TOTAL MATERIALS	15,512,638

UTILITIES — 1.4%
Electric Utilities — 0.2%
38,597	MGE Energy Inc.	1,290,684

See Notes to Financial Statements.

14         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Schedule of Investments (September 30, 2007) (continued)

Shares	Security	Value

Gas Utilities — 1.2%
66,336	New Jersey Resources Corp.	$3,289,602
82,484	Northwest Natural Gas Co.	3,769,519

	Total Gas Utilities	7,059,121

	TOTAL UTILITIES	8,349,805

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $431,995,723)	570,014,067

Face Amount
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$8,411,000	Interest in $1,131,503,000 joint tri-party repurchase agreement dated 9/28/07 with Greenwich Capital Markets Inc., 4.950% due 10/1/07; Proceeds at maturity — $8,414,470; (Fully collateralized by various U.S. government agency obligations, 4.603% to 7.433% due 4/1/18 to 10/1/37; Market value — $8,579,249) (Cost — $8,411,000)	8,411,000

	TOTAL INVESTMENTS — 100.5% (Cost — $440,406,723#)	578,425,067
	Liabilities in Excess of Other Assets — (0.5)%	(2,780,986)

	TOTAL NET ASSETS — 100.0%	$575,644,081

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $441,026,869.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         15

Statement of Assets and Liabilities (September 30, 2007)

ASSETS:
Investments, at value (Cost — $440,406,723)	$578,425,067
Cash	423
Dividends and interest receivable	574,321
Receivable for Fund shares sold	551,319
Receivable for litigation proceeds	39,669
Prepaid expenses	40,646

Total Assets	579,631,445

LIABILITIES:
Payable for securities purchased	1,754,151
Payable for Fund shares repurchased	1,159,453
Investment management fee payable	356,830
Distribution fees payable	266,497
Trustees’ fees payable	5,958
Accrued expenses	444,475

Total Liabilities	3,987,364

Total Net Assets	$575,644,081

NET ASSETS:
Par value (Note 7)	$238
Paid-in capital in excess of par value	370,262,567
Accumulated net investment loss	(26,301)
Accumulated net realized gain on investments	67,389,233
Net unrealized appreciation on investments	138,018,344

Total Net Assets	$575,644,081

Shares Outstanding:
Class A	12,543,361

Class B	3,300,116

Class C	7,087,429

Class I(1)	886,834

Net Asset Value:
Class A (and redemption price)	$24.66

Class B(2)	$23.56

Class C(2)	$23.48

Class I(1) (and redemption price)	$25.02

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)(3)	$26.16

(1)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(2)	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

(3)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

See Notes to Financial Statements.

16         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Statement of Operations (For the year ended September 30, 2007)

INVESTMENT INCOME:
Dividends	$6,376,341
Interest	1,204,355

Total Investment Income	7,580,696

EXPENSES:
Investment management fee (Note 2)	5,183,160
Distribution fees (Notes 2 and 5)	3,553,645
Transfer agent fees (Note 5)	791,432
Shareholder reports (Note 5)	150,007
Legal fees	126,417
Registration fees	68,424
Restructuring fees (Note 12)	59,095
Audit and tax	32,063
Trustees’ fees (Note 12)	32,550
Insurance	16,985
Custody fees	5,841
Miscellaneous expenses	9,262

Total Expenses	10,028,881
Less: Fee waivers and/or expense reimbursements (Notes 2 and 12)	(3,797)

Net Expenses	10,025,084

Net Investment Loss	(2,444,388)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	117,199,825
Change in Net Unrealized Appreciation/Depreciation From Investments	(36,119,044)

Net Gain on Investments	81,080,781

Increase in Net Assets From Operations	$78,636,393

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         17

Statements of Changes in Net Assets (For the years ended September 30,)

	2007	2006
OPERATIONS:
Net investment income (loss)	$(2,444,388)	$288,800
Net realized gain	117,199,825	57,256,377
Change in net unrealized appreciation/depreciation	(36,119,044)	(21,375,634)

Increase in Net Assets From Operations	78,636,393	36,169,543

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net realized gains	(54,677,104)	(47,863,183)

Decrease in Net Assets From Distributions to Shareholders	(54,677,104)	(47,863,183)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	136,662,990	134,622,161
Reinvestment of distributions	51,834,341	41,296,121
Cost of shares repurchased	(307,543,864)	(278,400,642)

Decrease in Net Assets From Fund Share Transactions	(119,046,533)	(102,482,360)

Decrease in Net Assets	(95,087,244)	(114,176,000)
NET ASSETS:
Beginning of year	670,731,325	784,907,325

End of year*	$575,644,081	$670,731,325

* Includes accumulated net investment loss and undistributed net investment income, respectively, of:	$(26,301)	$294,134

See Notes to Financial Statements.

18         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class A Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$23.77		$24.02	$21.19	$18.24	$14.45

Income (Loss) From Operations:
Net investment income (loss)	(0.03)		0.07	0.13	0.00 (2)	0.06
Net realized and unrealized gain	2.88		1.24	3.50	4.01	3.94

Total Income From Operations	2.85		1.31	3.63	4.01	4.00

Less Distributions From:
Net investment income	—		—	(0.12)	—	—
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.80)	(1.06)	(0.21)

Net Asset Value, End of Year	$24.66		$23.77	$24.02	$21.19	$18.24

Total Return(3)	12.36%		5.62%	17.37%	22.35%	27.98%

Net Assets, End of Year (000s)	$309,292		$262,334	$291,923	$205,357	$101,798

Ratios to Average Net Assets:
Gross expenses	1.19	%(4)	1.13%	1.18%	1.16%	1.19%
Net expenses	1.19	(4)(5)	1.12 (5)	1.18	1.14 (5)	1.19
Net investment income (loss)	(0.05)		0.30	0.58	0.02	0.36

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.18% (Note 12).

(5)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         19

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class B Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$22.96		$23.41	$20.71	$17.99	$14.35

Income (Loss) From Operations:
Net investment loss	(0.19)		(0.10)	(0.03)	(0.15)	(0.06)
Net realized and unrealized gain	2.75		1.21	3.41	3.93	3.91

Total Income From Operations	2.56		1.11	3.38	3.78	3.85

Less Distributions From:
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Net Asset Value, End of Year	$23.56		$22.96	$23.41	$20.71	$17.99

Total Return(2)	11.48%		4.88%	16.49%	21.35%	27.12%

Net Assets, End of Year (000s)	$77,760		$126,577	$151,555	$142,896	$131,657

Ratios to Average Net Assets:
Gross expenses	1.93	%(3)	1.87%	1.93%	1.93%	1.95%
Net expenses	1.93	(3)(4)	1.85 (4)	1.93	1.91 (4)	1.95
Net investment loss	(0.71)		(0.43)	(0.13)	(0.77)	(0.41)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.92% (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

20         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class C Shares(1)	2007		2006†	2005†	2004†	2003†
Net Asset Value, Beginning of Year	$22.90		$23.38	$20.70	$17.98	$14.35

Income (Loss) From Operations:
Net investment loss	(0.22)		(0.13)	(0.05)	(0.16)	(0.06)
Net realized and unrealized gain	2.76		1.21	3.41	3.94	3.90

Total Income From Operations	2.54		1.08	3.36	3.78	3.84

Less Distributions From:
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Total Distributions	(1.96)		(1.56)	(0.68)	(1.06)	(0.21)

Net Asset Value, End of Year	$23.48		$22.90	$23.38	$20.70	$17.98

Total Return(2)	11.42%		4.75%	16.40%	21.36%	27.05%

Net Assets, End of Year (000s)	$166,400		$176,117	$179,762	$142,272	$111,838

Ratios to Average Net Assets:
Gross expenses	2.02	%(3)	1.99%	2.01%	1.96%	1.96%
Net expenses	2.02	(3)(4)	1.97 (4)	2.01	1.94 (4)	1.96
Net investment loss	(0.85)		(0.55)	(0.23)	(0.80)	(0.41)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(3)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.01% (Note 12).

(4)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         21

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:

Class I Shares(1)(2)	2007		2006†	2005†	2004†	2003(3)†
Net Asset Value, Beginning of Year	$24.01		$24.16	$21.29	$18.27	$14.57

Income (Loss) From Operations:
Net investment income	0.09		0.16	0.19	0.07	0.06
Net realized and unrealized gain	2.88		1.25	3.55	4.01	3.64

Total Income From Operations	2.97		1.41	3.74	4.08	3.70

Less Distributions From:
Net investment income	—		—	(0.19)	—	—
Net realized gains	(1.96)		(1.56)	(0.68)	(1.06)	—

Total Distributions	(1.96)		(1.56)	(0.87)	(1.06)	—

Net Asset Value, End of Year	$25.02		$24.01	$24.16	$21.29	$18.27

Total Return(4)	12.77%		6.02%	17.81%	22.71%	25.39%

Net Assets, End of Year (000s)	$22,192		$105,703	$161,667	$60,684	$23,757

Ratios to Average Net Assets:
Gross expenses	0.79	%(5)	0.77%	0.81%	0.86%	0.80	%(6)
Net expenses	0.79	(5)(7)	0.77 (7)	0.81	0.84 (7)	0.80	(6)
Net investment income	0.44		0.64	0.84	0.32	0.75	(6)

Portfolio Turnover Rate	36%		27%	18%	31%	68%

(1)	Per share amounts have been calculated using the average shares method.

(2)	As of November 20, 2006, Class Y shares were renamed as Class I shares.

(3)	For the period April 14, 2003 (inception date) to September 30, 2003.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 0.78% (Note 12).

(6)	Annualized.

(7)	Reflects fee waivers and/or expense reimbursements.

†	For a share of capital stock outstanding for periods prior to April 16, 2007.

See Notes to Financial Statements.

22         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 16, 2007, the Fund was a separate diversified series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation registered under the 1940 Act, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) REIT Distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         23

Notes to Financial Statements (continued)

income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$ 59,095	$(30,840,919)	$30,781,824
(b)	2,064,858	(2,064,858)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of an in-kind distribution of securities, tax adjustments associated with securities involved in an in-kind distribution and book/tax differences in the treatment of various items.

(b)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes and book/tax differences in the treatment of various items.

2.	Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to ClearBridge the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments, which is performed by LMPFA.

24         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Fund.

During the twelve months ended September 30, 2007, the Fund was reimbursed for expenses in the amount of $3,797.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, will serve as the Fund’s sole and exclusive distributor effective December 1, 2007. During the reporting period, Citigroup Global Markets Inc. (“CGM”), PFS Investments, Inc. (“PFS”) and LMIS served as distributors of the Fund.

There is a maximum initial sales charge of 5.75% for Class A shares. Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund increased from 5.00% to 5.75% for shares purchased on or after that date. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2007, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$2,000	$108,000	$3,000

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3.	Investments

During the year ended September 30, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$238,877,989

Sales	287,459,489

At September 30, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$165,220,893
Gross unrealized depreciation	(27,822,695)

Net unrealized appreciation	$137,398,198

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         25

Notes to Financial Statements (continued)

4.	Redemptions-In-Kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended September 30, 2007, the Fund had redemptions-in-kind with total proceeds in the amount of $94,480,555. The net realized gains on these redemptions-in-kind amounted to $30,915,980, which will not be realized for tax purposes.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan under which the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$763,657	$383,604	$45,638
Class B	996,512	82,468	45,261
Class C	1,793,476	325,217	58,952
Class I*	—	143	156

Total	$3,553,645	$791,432	$150,007

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

6.	Distributions to Shareholders by Class

	Year Ended September 30, 2007	Year Ended September 30, 2006
Net Realized Gains
Class A	$21,402,450	$15,640,283
Class B	10,252,056	9,719,642
Class C	14,679,988	11,919,549
Class I*	8,342,610	10,583,709

Total	$54,677,104	$47,863,183

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

7.	Shares of Beneficial Interest

At September 30, 2007, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares. Prior to April 16, 2007, the Fund had ten billion shares of capital stock authorized with a par value of $0.001 per share.

26         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2007		Year Ended September 30, 2006
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,530,499	$85,588,809	2,597,191	$62,173,293
Shares issued on reinvestment	862,131	20,389,395	640,163	14,845,377
Shares repurchased	(2,883,422)	(70,992,735)	(4,356,524)	(102,319,535)

Net Increase (Decrease)	1,509,208	$34,985,469	(1,119,170)	$(25,300,865)

Class B
Shares sold	141,482	$3,346,323	184,406	$4,277,526
Shares issued on reinvestment	420,844	9,565,783	403,068	9,081,122
Shares repurchased	(2,775,073)	(64,425,902)	(1,548,556)	(35,850,632)

Net Decrease	(2,212,747)	$(51,513,796)	(961,082)	$(22,491,984)

Class C
Shares sold	1,048,434	$24,660,294	1,350,120	$31,214,102
Shares issued on reinvestment	616,735	13,975,230	510,141	11,473,076
Shares repurchased	(2,267,895)	(53,346,123)	(1,858,340)	(43,019,853)

Net Increase (Decrease)	(602,726)	$(14,710,599)	1,921	$(332,675)

Class I*
Shares sold	923,053	$23,067,564	1,540,639	$36,957,240
Shares issued on reinvestment	330,432	7,903,933	252,421	5,896,546
Shares repurchased	(4,768,522)	(118,779,104)	(4,081,735)	(97,210,622)

Net Decrease	(3,515,037)	$(87,807,607)	(2,288,675)	$(54,356,836)

*	As of November 20, 2006, Class Y shares were renamed Class I shares.

8.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$5,273,300	$7,460,367
Net Long-Term Capital Gains	49,403,804	40,402,816

Total Distributions Paid	$54,677,104	$47,863,183

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         27

Notes to Financial Statements (continued)

As of September 30, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$11,323,801
Undistributed long-term capital gains — net	56,685,578

Total undistributed earnings	$68,009,379

Other book/tax temporary differences(a)	(26,301)
Unrealized appreciation/(depreciation)(b)	137,398,198

Total accumulated earnings/(losses) — net	$205,381,276

(a)	Other book/tax temporary differences are attributable primarily to differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then-investment adviser or manager to the Fund, and CGM, a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1

28         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         29

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint. The Defendants have filed a motion to dismiss the Second Amended Complaint. It is uncertain when the court will decide the motion. No assurances can be given as to the outcome of this matter.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Fund under their respective contracts.

30         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Notes to Financial Statements (continued)

On September 26, 2007, the United States District Court for the Southern District of New York issued an order dismissing the consolidated complaint. The plaintiffs have the ability to appeal this order.

11.	Other Matters

As previously disclosed, on September 16, 2005 the staff of the SEC informed SBFM and SBAM, that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other funds that are closed-end funds of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

12.	Special Shareholder Meeting and Reorganization

Shareholders of the Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters were implemented in early 2007. As noted in the proxy materials, Legg Mason paid for a portion of the costs related to these initiatives. The portions of the costs borne by the Fund were recognized in the period during which the expense was incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by the Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable.

13.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund was October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         31

Notes to Financial Statements (continued)

Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”) FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

14.	Subsequent Event

Effective December 1, 2007, LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

32         Legg Mason Partners Small Cap Value Fund 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Small Cap Value Fund, a series of Legg Mason Partners Equity Trust (formerly a series of Legg Mason Partners Investment Funds, Inc.) as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Small Cap Value Fund as of September 30, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 26, 2007

Legg Mason Partners Small Cap Value Fund 2007 Annual Report         33

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Legg Mason Partners Small Cap Value Fund (the “Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Non-Interested Trustees:
Paul R. Ades c/o R. Jay Gerken, CFA Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1940	Trustee	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	47	None

Andrew L. Breech c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1952	Trustee	Since 2007	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	47	None

Dwight B. Crane c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1937	Trustee	Since 1981	Professor, Harvard Business School	49	None

Robert M. Frayn, Jr. c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1934	Trustee	Since 2007	Retired; Formerly, President and Director, Book Publishing Co. (from 1970 to 2002)	47	None

Frank G. Hubbard c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1937	Trustee	Since 1993	President of Avatar International, Inc. (Business Development) (since 1998)	47	None

34         Legg Mason Partners Small Cap Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Howard J. Johnson c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1938	Trustee	Since 2007	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	47	None

David E. Maryatt c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1936	Trustee	Since 2007	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)	47	None

Jerome H. Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1938	Trustee	Since 1998	Retired	47	None

Ken Miller c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1942	Trustee	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	47	None

John J. Murphy c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1944	Trustee	Since 2007	President; Murphy Capital Management (investment advice) (since 1983)	47	Director, Nicholas Applegate funds; Trustee; Consulting Group Capital Markets Funds; Formerly, Director, Atlantic Stewardship Bank (from 2004 to 2005); director, Barclays International Funds Group Ltd. and affiliated companies (to 2003)

Thomas F. Schlafly c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1948	Trustee	Since 2007	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)	47	Director, Citizens National Bank, Maplewood (since 2006)

Legg Mason Partners Small Cap Value Fund         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Jerry A. Viscione c/o R. Jay Gerken, CFA Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1944	Trustee	Since 2007	Retired; Formerly, Executive Vice President, Marquette University (from 1997 to 2002)	47	None

Interested Trustee:
R. Jay Gerken, CFA(3) Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; Chairman of the Board and Trustee/Director of 154 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; Chairman, President and Chief Executive Officer of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason and its affiliates; Formerly Chairman President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006)

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

36         Legg Mason Partners Small Cap Value Fund

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Ted P. Becker Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup, Inc.	N/A	N/A

John Chiota Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason and Co.	N/A	N/A

Legg Mason Partners Small Cap Value Fund         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Albert Laskaj Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1977	Controller	Since 2007	Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

(2)	Indicates the earliest year in which the Trustee became a Board Member for a Fund in the Legg Mason Partners Fund complex.

(3)	Mr. Gerken is an “interested person” of the Trust as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38         Legg Mason Partners Small Cap Value Fund

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2007:

Record Date:	12/7/2006
Payable Date:	12/8/2006

Ordinary Income:
Qualified Dividend Income for Individuals	98.97%

Dividends Qualifying for the Dividends Received Deduction for Corporations	99.34%

Long-Term Capital Gain Dividend	$1.775288

Please retain this information for your records.

Legg Mason Partners Small Cap Value Fund         39

Legg Mason Partners Small Cap Value Fund

TRUSTEES

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

R. Jay Gerken, CFA
Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTOR

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Small Cap Value Fund but it may also be used as sales literature when preceded or accompanied by the current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2007 Legg Mason

Investor Services, LLC

Member NASD, SIPC

FD01745 11/07	SR07-448

Legg Mason Partners Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland business trust.

LEGG MASON PARTNERS SMALL CAP VALUE FUND

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2006 and September 30, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $46,600 in 2006 and $49,200 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2006 and $9,000 in 2007. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $13,100 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust and LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Robert M. Frayn, Jr.

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of Legg Mason Partners Equity Trust

Date:	December 6, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of Legg Mason Partners Equity Trust

Date:	December 6, 2007